UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K



                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 24, 2000
                  (Date of Earliest Event Reported): __________

                           CENTRE CAPITAL CORPORATION
              (Exact name of Registrant as specified in its charter)


         Nevada                    000 - 25845                  87-0385103
    (state or other         (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                         identification No.)
     incorporation)



                                   2619 Gravel
                             Fort Worth, Texas 76118
               (Address of Principal Executive Offices)(Zip Code)


                                 (817) 595-0919
             (Registrant's  telephone number, including area  code)



         (Former name or former address, if changed since last report.)


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ITEM  2.     Acquisition  or  Disposition  of  Assets.

On August 9, 2000 Centre Capital Corporation, a Nevada corporation ("Registrant"), has entered into a definitive Agreement and Plan of Reorganization ("Agreement") dated August 8, 2000 with American Absorbents Natural Products, Inc., a Utah corporation ("American Absorbents"). Pursuant to the Agreement, Registrant will acquire 100% of the issued and outstanding common stock of American Absorbents (approximately 7,000,000 shares)("Shares") in exchange for 2,000,000 shares of Registrant's $.001 par value common stock; 5,000,000 shares of Registrant's Series A $2.00 Callable Cumulative Convertible Preferred, $.001 par value; and 5,000,000 warrants to purchase common shares at $3.00 per share (the "Exchange"). As a result of the transaction American Absorbents will become a wholly-owned subsidiary of Registrant. As part of the transaction Registrant will provide working capital of $500,000 to American Absorbents in the form of a loan to be funded no later than August 15, 2000. American Absorbents will execute a demand note bearing interest at one percent over the prime rate quoted in the financial section of the Wall Street Journal on the date that the note is executed in favor of CCCX. When the closing of the Exchange occurs the note will automatically convert to capital. To close the transaction CCCX will effect a 3 for 2 forward split of its common stock effective upon closing of the Exchange with respect to all then outstanding CCCX common shares, including those issued to shareholders of American Absorbents.

The board of directors of Registrant and American Absorbents have unanimously approved the Agreement. A copy of the Agreement is attached hereto as an exhibit.

American Absorbents Natural Products Inc. of Austin, Texas, is a Utah corporation subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and its common shares trade on the OTC Bulletin Board under the symbol "AANP". The Company markets over a dozen products containing zeolite, which target the retail agricultural turf-grass, and consumable product areas. The Company's products include: Mother Earth Cat LitterTM, a cat litter product, which can be disposed of as a soil enhancer; Stall FreshTM, a product to eliminate urine-generated ammonia odors and wetness caused by livestock; White BuffaloTM, a multi-purpose home, farm and ranch absorb all product; and Fridge FreshTM, products that eliminate moisture and odor from shoes and boots.

The Exchange is conditioned upon, among other things, all of the Shares being acquired by Registrant, approval by the Shareholders of American Absorbents pursuant to joint proxy statement/prospectus to be filed with, and declared effective by, the Securities and Exchange Commission, and approval by the Shareholders of Registrant if required.

The foregoing description of the Agreement, the Exchange and related transactions does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Press Release, which are attached hereto and incorporated herein by reference.


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The  Agreement  was accomplished through arms-length negotiations between CCCX's management and American Absorbents' management. There was no material relationship between the stockholders of American Absorbents or any of American Absorbents' affiliates, any of Registrant's directors or officers, or any associate of any such Registrant director or officer, prior to this transaction.

Registrant's press release issued August 11, 2000 regarding the consummation of the Acquisition is attached as an exhibit to this report and is incorporated herein by reference.

ITEM  5.     Other  Events.

     (a) Forward Stock Split in Anticipation of Closing Under Agreement and Plan of Reorganization

     Registrant has declared a 3 for 2 common stock split effective upon closing of the American Absorbents acquisition. Each shareholder will be entitled to receive 1 additional share of common stock for each 2 shares of common stock owned of record as of the closing. All fractional share interests which would otherwise be created (if any) as a result of the forward split will be rounded up to the next nearest whole number.

     The forward split has been authorized to effect the closing of the American Absorbents acquisition as set forth in the Agreement.

     A copy of the Agreement is attached as an Exhibit. No assurance can be made that the transaction will close under the Agreement or that the terms of the Agreement will not be modified before closing.

     (b) Loan in Anticipation of Closing Under Agreement and Plan of Reorganization

     As part of the transaction described in Item 1., Registrant will provide to American Absorbents $500,000 in working capital in the form of a loan to be funded no later than August 15, 2000. American Absorbents will execute a demand note in favor of Registrant bearing interest at one percent over the prime rate quoted in the financial section of the Wall Street Journal on the date that the note is executed. When the closing of the Exchange occurs the note will automatically convert to capital.


ITEM  7.     Financial  Statements  and  Exhibits.

Registrant is an eligible Small Business Issuer and makes required disclosures pursuant to Regulation S-B and prepare financial statements in accordance with
Item  310  of  Regulation  S-B.

     (a)     Financial  Statements  of  Businesses  Acquired

             It is impractical to provide the required financial statements for American Absorbents Natural Products, Inc. at the time this report is being filed. The required financial statements of American Absorbents will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed .

     (b)     Pro  Forma  Financial  Information

             It is impractical to provide the required pro forma financial information for American Absorbents Natural Products, Inc. at the time this report is being filed. The required pro forma financial information of American Absorbents will be filed as an amendment to this report on Form 8-K/A as soon as practicable but not later than 60 days after the date this report must be filed.


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     (c)     Exhibits

             2.1 Agreement and Plan of Reorganization ("Agreement") dated August 8, 2000.

             99.1 Press Release issued August 11, 2000 announcing the execution of the Agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CENTRE  CAPITAL  CORPORATION



Dated:  August 24, 2000                         BY:  /s/  Karl  Jacobs
                                                     KARL  JACOBS,  CEO

                           CENTRE CAPITAL CORPORATION

                                  EXHIBIT INDEX

Exhibit No.               Description

   2.1         Agreement  and Plan of Reorganization
               ("Agreement")dated August 8, 2000.
  99.1         Press  Release  issued  August 11, 2000
               announcing the execution of the Agreement.

   (1)     To  be  filed  by  amendment.


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